Equity Oil Company

                   P.O. BOX 959 SALT LAKE CITY, UT 84110-0959


                    Notice of Annual Meeting of Stockholders
                                  May 12, 1999

         Notice is hereby given that the Annual Meeting of Stockholders of Equity Oil Company will be held at the Company's executive office, Suite 806, 10 West Third South, Salt Lake City, Utah, 84101, on the 12th day of May, 1999 at 2:00 p.m., to consider and act upon the following matters:
         1. To elect two Directors to hold office for three years and until the Annual Meeting of Stockholders in 2002, and until their successors are duly elected and qualified.
         2. To transact such other business as may properly come before the meeting or any adjournment thereof.
         The Board of Directors has fixed the close of business on March 24, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to sign, date and return the enclosed proxy in the return envelope at your earliest convenience.

                             BY ORDER OF THE BOARD OF DIRECTORS
                             CLAY NEWTON, Secretary

                                 PROXY STATEMENT

         This Proxy Statement is furnished to Stockholders of Equity Oil Company in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the Annual Meeting of Stockholders to be held May 12, 1999, at 2:00 p.m. at the Company's executive offices, Suite 806, 10 West 300 South, Salt Lake City, Utah, or at any adjournment of said meeting. The Company's Annual Report is enclosed in the envelope. The approximate date on which the Proxy Statement and the form of Proxy will be first sent to Stockholders is April 1, 1999.

         Holders of common stock at the close of business on March 24, 1999 will be entitled to vote at the meeting. On that date, the Company had issued and outstanding 12,629,440 shares of common stock, which is the only class of securities of the Company. Each shareholder of record entitled to vote shall have one vote for each share of stock registered in his or her name, and has the right to vote all of their shares for as many persons as there are Directors to be elected. Cumulative voting is not allowed under the Company's Articles of Incorporation.

         The shares represented by valid proxies will, if received by the Company in time for the meeting, be voted as authorized by such proxies. IF NO INSTRUCTIONS ARE GIVEN, THE SHAREHOLDERS' SHARES WILL BE VOTED IN FAVOR OF THE DIRECTORS NAMED, AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. Each proxy is revocable at any time before it is voted.

                                VOTING PROCEDURES

         Shares can be voted only if the stockholder is present in person or by proxy. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting. Directors are elected by a plurality of the affirmative votes cast by the stockholders present at the meeting (in person or by proxy). Other matters which may properly come before the meeting must be approved by a majority of the shares of common stock voting for or against the proposal at the meeting.

         Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" are treated as votes against proposals presented to stockholders other than elections of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                          ITEM 1. ELECTION OF DIRECTORS

         The Articles of Incorporation of Equity Oil Company divide the Board of Directors into three classes with staggered terms of three years. Accordingly, two directors of the Company are to be elected at the upcoming Annual Meeting, each to hold office for three (3) years or until 2002. The proxies solicited in connection with this proxy statement cannot be voted for a greater number than two directors. Mr. Bernhisel and Mr. Eppler are presently directors of the Company. Information concerning the director nominees to be elected at the Annual Meeting and the continuing directors and officers is listed below.


       Names, Principal Occupations During the Past Five Years, and Selected Other               Served as
                      Information Concerning Nominees for Director                               Director
                                                                                                 Since


PHILIP J. "JACK" BERNHISEL    Age - 51                                                           1996
Director
Owner, European Marble & Granite Company. Former  Senior Vice President - Law
and Finance for Kennecott Corporation, 1986 - 1993, and Corporate Controller for the
Standard Oil Company. Attorney and Certified Public Accountant.

W. DURAND EPPLER Age - 45                                                                        1997
Director
Vice-President, Business Development and Planning, Newmont Gold Company.
Formerly Managing Director of Chemical Securities, Inc.  Metals and Mining Group.




         It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees, Philip J. Bernhisel and
W. Durand Eppler. In the event that any nominee for Director should be unavailable or unable to serve, which is not anticipated, it is intended that such shares shall be voted for such substitute nominee as may be selected by the Board of Directors.


                                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

                                                                                          Served        Term
                                                                                          Since         Expires


PAUL M. DOUGAN  Age - 61                                                                  1992          2001
Director
President and Chief Executive Officer, Equity Oil Company
President and Director, Symskaya Exploration, Inc.
Director, Leucadia National Corporation.

DOUGLAS W. BRANDRUP  Age - 58                                                             1975          2001
Director
Chairman of the Board of Directors
Senior Partner, Griggs Baldwin & Baldwin
Attorney at Law - New York City, New York

JOSEPH C. BENNETT  Age - 66                                                               1995          2001
Director
Self-employed. Mining and oil and gas investments.
Director, Coeur d'Alene Mines Corporation
Director, Paragon Petroleum Limited.

WILLIAM P. HARTL Age - 64                                                                 1997          2000
Director
President, Parker Consultants, Inc.
Former Vice President, Investor Relations, Ashland, Inc.
Past President, Petroleum Investor Relations Association
Past Chairman, National Investor Relations Institute
Director, The Communications Strategy Group, Inc.

WILLIAM D. FORSTER Age - 52                                                               1994          2000
Director
Chairman and CEO, W. Forster & Co., Inc.
Co-Chairman, Cheniere Energy, Inc.

RANDOLPH G. ABOOD Age - 48                                                                1997          2000
Director
Manager and member of The Ninigret Group, L.C. Tax attorney,  Satterlee Stephens
Burke & Burke 1976 to 1996.
Director, Royster-Clark, Inc.

CLAY NEWTON  Age - 41                                                                     1991
Corporate Secretary and Chief Financial Officer, Equity Oil Company
Director and Treasurer, Symskaya Exploration, Inc.

JAMES B.  LARSON  Age - 37 Vice President - Operations                                    1997
Mr. Larson, a registered petroleum engineer, was appointed to the office of Vice
President  Operations  on November 15, 1996. He has been employed by the Company for over 10 years.



                        SECURITY OWNERSHIP OF MANAGEMENT

                                                       Amount and
                                                       Nature of
Title of                                               Beneficial   Percent of
Class                                                  Ownership      Class
--------------------------------------------------------------------------------

Common 1Paul M. Dougan                                   629,476       4.8
        President, Chief Executive Officer
        and Director Nominee

       2Douglas W. Brandrup                               65,200        .5
        Chairman of the Board of Directors
        and Director Nominee

       Joseph C. Bennett                                  14,000        .1
        Director

       William P. Hartl                                    3,000        -
        Director

       Philip J. "Jack" Bernhisel                         16,000        .1
        Director Nominee

       William D. Forster                                 20,000        .2
        Director

       Randolph G. Abood                                  22,800        .2
        Director

       W. Durand Eppler                                    2,500        -
        Director Nominee

       3James B. Larson                                   76,200        .6
        Vice President - Operations

       4Clay Newton                                       80,800        .6
        Corporate Secretary and
        Chief Financial Officer

       5Total Ownership of Directors                     929,976       7.1
        and Executive Officers as a Group
--------
     1The calculation of beneficial ownership includes 375,500 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date; 66,676 shares owned by Mr. Dougan's wife and 31,206 shares held in a Family Limited Partnership of which Mr. Dougan is the general partner. The calculation does not include 3,470 shares for which Mr. Dougan's wife acts as trustee and 284,838 shares owned by Mr. Dougan's married daughters and their families over which Mr. Dougan has no voting power and concerning which he is not the beneficial owner.

     2The calculation of beneficial ownership includes 5,800 shares concerning which Mr. Brandrup disclaims any beneficial ownership, consisting of 1,500 shares owned by a trust for which Mr. Brandrup acts as trustee and has shared voting and investment power, and 4,300 shares owned by Mr. Brandrup's son.

     3The calculation of beneficial ownership includes 71,600 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

     4The calculation of beneficial ownership includes 70,800 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

     5The calculation of beneficial ownership includes 517,900 shares subject to outstanding options that were exercisable at the table date of within 60 days of such date.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers and persons who own more than ten (10%) percent of the registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater than ten (10%) percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the reports received by it, or written representations from certain reporting persons that no filings were required for those persons, the Company believes that during fiscal 1998, its Officers, Directors and greater than ten (10%) percent shareholders complied with all applicable filing requirements.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors has an Audit, Compensation, and Nominating Committee. The Audit Committee reviews internal and external reporting of the Company, the scope of the independent audit and any comments by the independent auditors regarding internal controls and accounting procedures, and further considers management's response to any such comments. The Audit Committee consists of William D. Forster, Chairman, P.J. "Jack" Bernhisel, Randolph G. Abood, W. Durand Eppler, and William P. Hartl. The Audit Committee met once in 1998 to review the work of the independent auditors.

     The Compensation Committee evaluates management's performance, reviews and establishes compensation levels for the Company's Executive Officers, administers the Company's cash bonus and incentive stock option plans, and considers other related matters concerning management motivation and compensation. The Committee consists solely of outside Directors. The members of the Committee are Joseph C. Bennett, Chairman, Douglas W. Brandrup, P.J. "Jack" Bernhisel, William D. Forster, Randolph G. Abood, William P. Hartl, and W. Durand Eppler. The Committee met once in 1998.

     The Nominating Committee interviews, nominates and recommends individuals for membership on the Company's Board of Directors. The entire Board of Directors acts as a Nominating Committee. By February 1 of each year, candidates are nominated for directorships to be filled. Candidates may be suggested by Board members or stockholders. There is no specific procedure to be followed by security holders in submitting recommendations to the Board. In selecting a candidate, consideration is given to the skills and characteristics required of Board members in the context of the current makeup of the Board and business of the Company.

     The Board of Directors held four regular and five special meetings in 1998. No Director attended less than 75% of the meetings.

COMPENSATION OF DIRECTORS

     Non-Employee Directors are entitled to an annual retainer fee in the amount of $4,000. In response to ongoing depressed oil prices, the Directors elected to defer one-half of their 1998 retainer. Accordingly, the Directors were each paid $2,000 on December 31, 1998. The Chairman of the Board receives additional fees of $2,000 per month, half of which he has elected to defer during 1999.

     Fees of $500 were paid for each of the regular meetings attended in 1998. Each Non-Employee Director was granted 2,000 shares of the Company's common stock as additional compensation, as provided for under the 1993 Incentive Stock Option Plan.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following information is furnished for the years ended December 31, 1998, 1997 and 1996 respectively, for the Company's President and Chief Executive Officer and each of the other executive Officers of the Company whose salary and bonus exceeded $100,000 during 1998.

                                                                                Long Term Compensation
                                        Annual Compensation                              Awards
                                        -------------------                              ------
                                                                  Other Annual         Restricted     Options/    All other
Name and Principal Position     Year   Salary ($)  Bonus ($)(2)   Compensation        Stock Awards    SAR's (4) Compensation($)(1)
---------------------------     ----   ----------  ------------   ------------        ------------    ----------------------------

Paul M. Dougan,                  1998   242,100            0            NA                 NA         54,000        22,508
President and                    1997   235,000       47,000            NA                 NA         35,000        38,039
Chief Executive Officer          1996   235,000       35,250            NA                 NA         89,500        36,934


Clay Newton                      1998   108,200            0            NA                 NA         16,000         8,469
Corporate Secretary,             1997   105,000       21,000            NA                 NA          9,000        17,382
Treasurer, and                   1996   100,000       15,000            NA                 NA         13,000        16,684
Chief Financial Officer


James B. Larson(3)               1998   108,200            0            NA                 NA         16,000         8,344
Vice-President of Operations     1997   105,000       21,000            NA                 NA         11,000        17,159
                                 1996    90,000       13,500            NA                 NA         13,000        15,184








NOTES

(1) The amounts shown in this column for the last fiscal year include the following: (i) Mr. Dougan, $12,000 annual Company contribution to the defined contribution plan (DCP), $6,158 - contribution to a supplemental retirement plan, $4,350 - value of Company paid term life insurance premiums; (ii) Mr. Newton, $8,115 - annual Company contribution to the DCP,$354 - value of Company paid term life insurance premiums. (iii) Mr. Larson, $8,115 - annual Company contribution to the DCP, $229 - value of Company paid term life insurance.

(2) Bonus amounts shown are those earned for the year indicated. 75% of 1997 bonuses were paid in cash, with the remainder paid in Company stock as follows:
Mr. Dougan, 4,700 shares, Mr. Newton and Mr. Larson, 2,100 shares.

(3) Mr. Larson was appointed Vice President of Operations on November 15, 1996.

(4) Option amounts shown are those granted during the year indicated. Options granted during 1998 were granted on January 26, 1998.

                             OPTIONS GRANTED IN 1998

The following information is furnished for the year ended December 31, 1998 for the Company's named executive Officers for stock options granted in 1998.

                                                                                                        Potential Realizable Value
                                                                                                          at Assumed Annual Rates
                                                                                                        of Stock Price Appreciation
                                                       Individual Grants                                      for Option  Term
                               ------------------------------------------------------------             ---------------------------
                                                 % of Total
                                                Options/SAR's
                                  Options/       Granted to       Exercise or
                                SAR's Granted   Employees in      Base Price     Expiration
Name                               (#) (1)       Fiscal Year        ($/Sh)          Date                   5% ($)       10% ($)
----------------------------   --------------- ---------------   ------------   ------------             ----------   -----------


Paul M.Dougan...............       54,000           36.0%           $2.5000       1/12/2008               $ 84,901     $350,155

Clay Newton.................       16,000           10.7%           $2.5000       1/26/2008               $ 25,156     $103,750

James B. Larson.............       15,000           10.7%           $2.5000       1/26/2008               $ 25,156     $103,750




             AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END VALUES

                                                                                                Number of      Value of Unexercised
                                                                                          Unexercised Options/ In-The-Money Options
                                                   Shares                                    SAR's at FY-End     /SAR's at FE-End
                                                 Acquired on         Value                  (#) Exercisable/     ($) Exercisable/
                                                Exercise (#)     Realized ($)                 Unexercisable        Unexercisable
                                               --------------    ------------             ------------------------------------------
Name

Paul M. Dougan............................           NA               NA                    33,500 / 54,000           - / -

Clay Newton................................          NA               NA                    57,800 / 38,200           - / -

James B. Larson............................          NA               NA                    58,200 / 39,800           - / -










NOTES

(1) Options granted under the Company's Incentive Stock Option Plan. Under the terms of the Plan, options are 10 year options with vesting periods ranging from 1 to 6 years, generally terminating 3 months following an optionee's death or retirement. Options granted during 1998 were granted on January 26, 1998.

                      REPORT OF THE COMPENSATION COMMITTEE


Compensation Philosophy and Objectives

         The Company is in the oil and gas exploration and production business, an industry characterized by unpredictable revenues resulting from price volatility in world oil and gas markets. Because of this unstable environment, the Company's compensation policies are not based upon short term, quarterly or even yearly financial results; rather, the policies focus on longer term objectives and achievements, calculated not only to maintain but to expand the Company's asset base through acquiring producing reserves at attractive costs, locating and exploring promising prospects, and implementing projects designed to increase reserves and production on existing properties.

     The philosophy upon which the development and administration of the Company's cash bonus and stock option plans are based is to directly align the interests of executive management and other key employees with those of our shareholders. The major components of this philosophy are:

o Creating compensation plans which enable the Company to attract and retain Officers and key employees important to the Company's success, and to provide them a compensation package reflecting the Company's performance, measured by success in achieving strategic, operating and financial objectives.

o Providing meaningful cash and equity-based incentives for executives, and other key employees, to ensure they are motivated over the short and long term to respond to the Company's challenges and opportunities as owners, rather than simply as employees.

o Rewarding executives and key employees for superior performance when shareholders receive an attractive return on their investment over the longer term.

         The Committee's objective is to set executive and other key employee base salaries at or below the average base salaries of similar companies in the energy sector, based upon industry surveys. These surveys include the registrants that make up the industry index used in the accompanying performance chart. However, in addition to average or below average base salary levels, the Committee provides incentives through a combination of a cash bonus program, an equity-based stock option program, and a profit sharing retirement plan.

         Under the cash bonus program, executives and other key employees can earn additional compensation up to 50% of their base salary. In determining the size of the bonus, the key factors considered by the Committee, in order of their importance, are: (i) the year-end stock price exceeding a 3-year rolling average of year-end stock prices, (ii) reserve replacement exceeding production by a meaningful measure and (iii) finding costs. Along with these factors, the Committee subjectively considers the degree of success in meeting strategic, operating and financial objectives such as oil and gas production levels, earnings per share, operating cash flow, and developing exploration and development prospects, among other considerations. These latter measures, while not specifically weighted, are all critical to building shareholder value which is the ultimate goal of the Company and its compensation programs.

         The stock option program provides a method of encouraging long term results beneficial to our shareholders since the potential value of each stock option is tied to increased shareholder value. The options are always awarded at present market value, and vest in 1 to 6 years. All stock options have a duration of ten years before expiration. The Company has a policy of not repricing stock options.

Company Performance and Chief Executive Officer Compensation

         The compensation of the Company's President and Chief Executive Officer is determined in the same manner as the compensation for other Officers and key employees of the Company as described above. While there is no specific relationship between corporate performance and base salary, incentive compensation of the Company's President and Chief Executive Officer is largely dependent upon the overall performance of the Company.

         During 1998, oil prices reached 12 year lows, and continued to be severely depressed for most of the year. These adverse market conditions negatively impacted the Company's revenues, cash flows, and capital budgets. In setting Mr. Dougan's base salary, the Committee considered his contribution in responding to these market conditions by reducing overhead costs, rationalizing drilling programs, and evaluating alternatives necessary to ensure the Company's long-term financial viability. The Committee also considered the likelihood of continued low oil prices, and their effects on future cash flows and capital budgets. In view of the uncertain market environment, Mr. Dougan received a minimal increase in his 1998 salary, and no increase is currently contemplated for 1999. According to the performance criteria of the cash bonus program, which includes stock price appreciation, reserve replacement success, and finding cost performance, Mr. Dougan did not earn a bonus for 1998.

Respectfully submitted,



Equity Oil Company Compensation Committee

Joseph C. Bennett, Chairman         Douglas W. Brandrup
P.J. "Jack" Bernhisel               W. Durand Eppler
William D. Forster                  William P. Hartl
Randolph G. Abood

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Information concerning beneficial owners of more than five percent of registrant's voting securities is as follows:

                                                       Amount and
                                                       Nature of
Title of           Name and Address of                 Beneficial      Percent
Class              Beneficial Owner                    Ownership       of Class
--------------------------------------------------------------------------------


Common             Croft - Leominster, Inc.             1,046,000         8.3
                   207 East Redwood Street
                   Suite 802
                   Baltimore, MD 21202

                   1J. Lynn Dougan                        860,000         6.8
                   215 South State Street
                   Salt Lake City, UT 84101

                   2Dimensional Fund                      779,425         6.2
                   Advisors, Inc.
                   1299 Ocean Ave., 11th Floor
                   Santa Monica, CA 90401


--------
     1The calculation of beneficial ownership includes 315,000 shares owned by the Galena Group, a limited partnership of which Mr. Dougan is the general partner and has sole voting and investment power. Mr. Dougan is the brother of Paul M. Dougan, President of the Company.

     2According to a Schedule 13-G dated February 11, 1999 by Dimensional Fund Advisors, Inc. Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 779,425 shares of Equity Oil Company stock as of December 31, 1998. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advise to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the Issuer that are owned by the Portfolios. All securities reported are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

                   COMPARISON OF CUMULATIVE SHAREHOLDER RETURN





     This page is a graphical representation of the performance graph required to be filed with this proxy statement. The graph compares the return of an investment in the Company's Common Stock at December 31, 1993 with a similar investment in the stocks of the Company's selected peer group, a published industry or line-of-business index, and a broad equity market index, which in this case is the Russell 2000 Small Cap index.

The data points of the graph are as follows:

                         1993(1)    1994      1995     1996     1997     1998

Equity Oil Company        100      96.88     146.88    76.56    76.56    24.22
Russell 2000 Small Cap    100      98.18     126.10   146.90   179.75   175.17
S&P Oil & Gas Small Cap   100     100.39     109.15   125.92   122.20   106.24











Notes:
(1) Assumes that the value of the investment in the Company's common stock, and in each index, was $100 on December 31, 1993, and that all dividends were reinvested. (2)As a published industry index, the Company uses the Standard & Poors Oil & Gas (Exploration & Production) Small Cap Index, which consists of 17 companies.

                            EXPENSES OF SOLICITATION

         The expense of soliciting proxies, including costs of preparing, assembling and mailing of the notice, proxy, and proxy statement will be paid by the Company. The Company has engaged D. F. King & Co., Inc., New York, to assist in the soliciting of proxies from brokerage firms and others, and for forwarding the soliciting materials to beneficial owners of stock. It is estimated that up to $5,500 will be incurred by the Company in connection with the solicitation. In addition to the use of the mails, proxies may be solicited by personal interview or by telephone by Officers and Directors of the Company.


                                    AUDITORS

         The Company's financial statements for the year ended December 31, 1998 were examined by the independent certified public accounting firm of PricewaterhouseCoopers LLP. The Board of Directors has again selected their firm to serve as the auditors for the Company for 1999. A representative of PricewaterhouseCoopers LLP is expected to be present at the stockholders' meeting to make any statement they may desire or respond to such questions as may be appropriate.

                         DATE FOR STOCKHOLDER PROPOSALS
                           FOR THE 2000 ANNUAL MEETING

         Stockholder proposals intended to be presented at the 2000 annual meeting of the Company must be received by the Company at its principal office, P.O. Box 959, Salt Lake City, Utah 84110-0959 not later than December 1, 1999 and must otherwise comply with the rules of the SEC for inclusion in the company's form of proxy relating to that meeting.

         Director nominee proposals must be submitted to the Company by February 1, 2000 for consideration by the Nominating Committee.

                             ADDITIONAL INFORMATION

         UPON WRITTEN REQUEST OF A BENEFICIAL OWNER OF ITS SECURITIES, ISSUER WILL SEND WITHOUT CHARGE A COPY OF ISSUER'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ISSUER'S MOST RECENT FISCAL YEAR, INCLUDING APPLICABLE FINANCIAL STATEMENTS AND SCHEDULES. WRITTEN REQUESTS SHOULD BE DIRECTED TO CLAY NEWTON, SECRETARY, EQUITY OIL COMPANY, P.O. BOX 959, SALT LAKE CITY, UTAH 84110-0959.

                             DISCRETIONARY AUTHORITY

         The Board of Directors is not aware of any matter which may properly be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies' discretionary authority to vote the same in respect of any such other matter in accordance with their best judgement in the interest of the Company.

                             BY ORDER OF THE BOARD OF DIRECTORS
                             CLAY NEWTON, Secretary

                                  EXHIBIT "A"
                                 FORM OF PROXY

                               Equity Oil Company

                   P.O. BOX 959 SALT LAKE CITY, UT 84110-0959


                    Notice of Annual Meeting of Stockholders
                                  May 12, 1999

         Notice is hereby given that the Annual Meeting of Stockholders of Equity Oil Company will be held at the Company's executive office, Suite 806, 10 West Third South, Salt Lake City, Utah, 84101, on the 12th day of May, 1999 at 2:00 p.m., to consider and act upon the following matters:
         1. To elect two Directors to hold office for three years and until the Annual Meeting of Stockholders in 2002, and until their successors are duly elected and qualified.
         2. To transact such other business as may properly come before the meeting or any adjournment thereof.
         The Board of Directors has fixed the close of business on March 24, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to sign, date and return the enclosed proxy in the return envelope at your earliest convenience.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              CLAY NEWTON, Secretary

         1. To elect the following nominees as directors to hold office for three years and until the Annual Meeting of Stockholders in 2002 or until their successors are duly elected and qualified.

                  NOMINEES: Philip J. Bernhisel and W. Durand Eppler

                  Note: to withhold authority to vote for any individual nominee, strike a line through that nominee's name. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not stricken. In the event any nominee should be unable to serve, or for good cause will not serve, it is intended that this proxy shall be voted for such substitute nominee as may be selected by the Board of Directors.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  Please sign below exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               EQUITY OIL COMPANY

The undersigned, revoking all prior proxies, hereby appoints Paul M. Dougan, President, and Clay Newton, Secretary, and any one or both of them with full power of substitution, as proxy or proxies of the undersigned, to vote all shares of common stock of EQUITY OIL COMPANY of the undersigned as if the undersigned were personally present and voting at the Company's Annual Meeting, May 12, 1999, and at all adjournments thereof.